As filed with the Securities and Exchange Commission on August 3, 2012
Securities Act File No. 333-
Investment Company Act File No. 811-

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No.	☐
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No.	☐

MARKET VECTORS DOUBLE TAX-FREE MUNICIPAL INCOME FUND
(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than the securities being offered in connection with the dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)
_______ When declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	40,000	$25.00	$1,000,000	$114.60

(1) Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated August 3, 2012

[ ] Shares

Market Vectors Double Tax-Free Municipal Income Fund

Common Shares
$[ ] per Share

Investment Objectives. Market Vectors Double Tax-Free Municipal Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income tax and state personal income tax (but which may be includable in taxable income for purposes of the federal or state alternative minimum tax). The Fund’s secondary objective is preservation of capital. There is no assurance that the Fund will achieve its investment objectives.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in municipal securities, the income from which is exempt from regular U.S. federal income tax, the federal alternative minimum tax and state personal income tax (the “80% policy”). The Fund will invest a substantial percentage of its assets in municipal securities issued by the Commonwealth of Puerto Rico and its political subdivisions, organizations, agencies and instrumentalities (“Puerto Rico”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. The Fund’s portfolio may also include municipal securities issued by the U.S. territories of, among others, Guam and the Virgin Islands, and their political subdivisions, organizations, agencies and instrumentalities (“Guam” and the “Virgin Islands”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. These municipal securities may also be exempt from local personal income tax.

No Prior Trading History. Because the Fund is newly organized, its shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which may increase investor risk. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

(continued on following page)

Investing in the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page [  ] of this prospectus.

The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. See “Use of Proceeds.”

The Fund intends to apply to list the Common Shares on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be “[  ].”

	Public Offering Price	Sales Load(1)	Proceeds to Fund(2)
Per Share	$[ ]	$[ ]	$[ ]
Total(3)	$[ ]	$[ ]	$[ ]

(1)	Van Eck Associates Corporation (the “Adviser”) (not the Fund) will pay a [ ] fee to [ ]. See “Underwriting.”

(2)

Offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[  ], which represents $[  ] per Common Share. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $[  ] per Common Share.

(3)

The Fund has granted the underwriters an option to purchase up to [  ] additional shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load and proceeds to Fund, after expenses, will be approximately $[  ], $[  ] and $[  ], respectively. See “Underwriting.”

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about [  ], 2012.

[Underwriters]

The date of this prospectus is [ ], 2012.

(continued from previous page)

Portfolio contents. Municipal securities are debt obligations issued by a variety of issuers, including governmental entities and their political subdivisions, agencies and instrumentalities, or other qualifying issuers. The Fund may invest in various types of municipal securities, including general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax (but which may be includable in taxable income for purposes of the federal alternative minimum tax) (collectively, “municipal securities”). Not all of such municipal securities are currently available in Puerto Rico, Guam or the Virgin Islands, or other U.S. territories, but may be in the future.

Although the Fund may invest in municipal securities rated in any rating category or in unrated municipal securities, the Adviser normally intends to invest at least [ ]% of the Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as securities rated BBB- or higher by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)). The Fund may invest up to [  ]% of its Managed Assets in non-investment grade municipal securities (commonly referred to as “junk bonds”). Investing in junk bonds is speculative and presents a high degree of risk. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund can invest in securities of any maturity; however, it will generally invest in municipal securities that have a maturity of [  ] years or longer at the time of purchase. Moreover, the Fund may invest up to [  ]% of its Managed Assets in municipal securities that pay interest that may be includable in taxable income for purposes of the federal alternative minimum tax. The Fund cannot assure you that it will achieve its investment objectives.

Leverage. The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the use of proceeds from inverse floating rate obligations, reverse repurchase agreements or the issuance of preferred shares. Based on current market conditions, the Fund intends to initially use a credit facility and/or margin borrowings in the amount of [  ]% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than indebtedness attributable to leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, such as, but not limited to, funds borrowed from banks or financial institutions (i.e., a credit facility and/or margin borrowings), the use of proceeds received from inverse floating obligations or the issuance of preferred shares.

The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

[In addition, although it has no current intention to do so, the Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings.] The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of a credit facility and/or margin borrowings by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s strategy of using a credit facility and/or margin borrowings will be successful. The use of leverage also may cause greater volatility in the level of the Fund’s distributions. See “Leverage,” “Risks—Leverage Risk” and “Description of Capital Structure.”

The Adviser. Van Eck Associates Corporation (the “Adviser”) serves as the adviser to the Fund and, subject to the supervision of the Board of the Fund, is responsible for the day-to-day investment management of the Fund. As of [  ], 2012, the Adviser managed approximately $[  ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. See “Management of the Fund.”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [  ], 2012, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund can be obtained without charge by calling 1-800-225-6265, by writing to the Fund at the address below or from the Fund’s website (http://www.vaneck.com). A table of contents to the Statement of Additional Information is located at page [  ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 335 Madison Avenue, New York, New York 10017 and its telephone number is 1.888.MKT.VCTR (658-8287).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

Until [  ], 2012 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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You should rely on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. Subsequent to the date of this prospectus, the fund will update this prospectus during the period that this prospectus is required to be delivered, if the fund determines any material information contained in this prospectus becomes materially inaccurate. Our business, financial condition and prospects may have changed since then.

v

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Common Shares (defined herein). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth in this prospectus under the heading “Risks.”

The Fund

Market Vectors Double Tax-Free Municipal Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund offers investors the opportunity to receive current income exempt from regular U.S. federal income tax and state personal income tax (but which may be includable in taxable income for purposes of federal or state alternative minimum tax) through a professionally managed portfolio invested substantially in municipal securities issued by the Commonwealth of Puerto Rico and its political subdivisions, organizations, agencies and instrumentalities (“Puerto Rico”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. The Fund’s portfolio may also include municipal securities issued by the U.S. territories of, among others, Guam and the Virgin Islands, and their political subdivisions, organizations, agencies and instrumentalities (“Guam” and the “Virgin Islands”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. Investments are based on the municipal securities research, trading and portfolio management of the Fund’s investment adviser, Van Eck Associates Corporation (“VEAC” or the “Adviser”). The Fund’s net asset value (“NAV”) and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of municipal issuers.

The Offering

The Fund is offering [  ] shares of beneficial interest (the “Common Shares”), par value $[  ] per Common Share, through a group of underwriters (the “Underwriters”) led by [   ]. The Underwriters have been granted an option by the Fund to purchase up to [  ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $[  ] per Common Share. The minimum purchase in this offering is 100 Common Shares ($[  ]). The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering costs (other than the sales load) in excess of $[  ] per Common Share. See “Underwriting.”

Investment Objectives and Policies

The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income tax and state personal income tax (but which may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund’s secondary objective is preservation of capital. There is no assurance that the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in municipal securities, the income from which is exempt from regular U.S. federal income tax, federal alternative minimum tax and state personal income tax (the “80% policy”). The Fund will invest a substantial percentage of its assets in municipal securities issued by Puerto Rico and its political subdivisions, organizations, agencies and instrumentalities. The Fund’s portfolio may also include municipal securities issued by Guam and the Virgin Islands, and their political subdivisions, organizations, agencies and instrumentalities, the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. These municipal securities may also be exempt from local income tax. Municipal securities will be purchased and sold based upon the Adviser’s perception of the relative value of the municipal securities available in the marketplace. Investors should consult their tax advisors regarding federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

Municipal securities are debt obligations issued by a variety of issuers, including governmental entities and their political subdivisions, agencies and instrumentalities, or other qualifying issuers. The Fund may invest in various types of municipal securities, including general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax (but which may be includable in taxable income for purposes of the federal alternative minimum tax) (collectively, “municipal securities”). See “Investment Objectives and Policies—General Composition of the Fund” for additional information on the types of municipal securities in which the Fund may invest. Not all of such municipal securities are currently available in Puerto Rico, Guam or the Virgin Islands, or other U.S. territories, but may be in the future.

Although the Fund may invest in municipal securities rated in any rating category or in unrated municipal securities, the Adviser normally intends to invest at least [  ]% of the Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as securities rated BBB- or higher by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund may invest up to [  ]% of its Managed Assets in non-investment grade municipal securities (commonly referred to as “junk bonds”). Investing in junk bonds is speculative and presents a high degree of risk. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. [The Fund can invest in securities of any maturity; however, it will generally invest in municipal securities that have a maturity of [  ] years or longer at the time of purchase.] The Fund cannot assure you that it will achieve its investment strategy.

[The Fund may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Fund.]

During temporary defensive periods or in order to keep the Fund’s cash fully invested during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable or hold cash. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular U.S. federal income tax, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets, the Fund might not satisfy the general eligibility test that permits it to pay exempt-interest dividends. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “Investment Objectives and Policies.”

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices. The Fund also may enter into interest rate, total return and other swaps and forward rate contracts to seek to hedge against changes in interest rates or for other risk management purposes. See “Investment Objective and Policies—Additional Investment Practices.”

Investment Philosophy

The Adviser believes that current market conditions have created an opportunity to invest substantially in a portfolio of municipal securities issued by Puerto Rico and also municipal securities issued by U.S. territories such as Guam and the Virgin Islands at attractive prices. The Adviser’s process for seeking investment opportunities for the Fund uses top-down and bottom-up approaches. The Adviser’s top-down analysis shapes the structure of the overall portfolio by considering economic variables such as projections for economic growth and interest rate and inflation expectations. In addition, the Adviser reviews macroeconomic events, technical characteristics of the Puerto Rico, Guam,Virgin Islands and other U.S. territories, municipal securities markets, tax policies, as well as analyzing individual municipal securities and sectors. The Adviser also employs a bottom-up analysis in its security selection process to select securities it believes to be attractively valued and offer a yield advantage. The Adviser’s analysis also considers the credit quality of issuers and yields available on municipal securities with different maturities. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests.

Listing

The Fund intends to apply to list the Common Shares on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be “[  ].”

Leverage

The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the use of proceeds from inverse floating rate obligations, reverse repurchase agreements or the issuance of preferred shares. Based on current market conditions, the Fund intends to initially use a credit facility and/or margin borrowings in the amount of [  ]% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than indebtedness attributable to leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, such as, but not limited to, funds borrowed from banks or financial institutions (i.e., a credit facility and/or margin borrowings), the use of proceeds received from inverse floating obligations or the issuance of preferred shares.

The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

[In addition, although it has no current intention to do so, the Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings.] The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. The use of leverage also may cause greater volatility in the level of the Fund’s distributions on the Common Shares.

The Fund pays the Adviser a management fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. The Adviser will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objectives. The Adviser will be responsible for using leverage to achieve the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore the Adviser’s management fee means that the Adviser may have an incentive to increase the Fund’s use of leverage. The Adviser will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Board of the Fund.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns, and potentially distributions, to the holders of the Common Shares.

For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of a credit facility and/or margin borrowings by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s strategy of using a credit facility and/or margin borrowings will be successful. For a further discussion of the special risks the use of leverage creates for Common Shareholders, see “Risks—Leverage Risk.”

Adviser and Administrator

The Adviser serves as the adviser to the Fund and, subject to the supervision of the Board of the Fund, is responsible for the day-to-day investment management of the Fund. VEAC will also act as the Fund’s administrator. As of [  ], 2012, the Adviser managed approximately $[  ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017. See “Management of the Fund.”

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Distributions

The Fund intends to make [monthly] distributions of net investment income. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each [monthly] distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately [45] days and are expected to be paid approximately [60] days after the completion of this offering.

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, and to utilize leverage. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund’s Board from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end management investment company. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. [Although the Fund has no current intention to issue preferred shares,] investors should note that any possible future issuance of preferred shares to provide leverage could make a conversion to open-end form more difficult due to the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See “Description of Capital Structure.”

Special Risk Considerations

No Operating History

The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter markets. Market risk is the possibility that the market values of securities owned by the Fund will decline. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. If the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a trust that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Puerto Rico, Guam and the Virgin Islands Municipal Securities Risks

The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. A substantial percentage of Fund’s assets are invested in municipal securities issued by Puerto Rico, and a portion of the Fund’s assets are invested in municipal securities issued by Guam and the Virgin Islands. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico, Guam and the Virgin Islands than an investment company that is not so invested in issuers of Puerto Rico, Guam and the Virgin Islands. Also, the Fund’s ability to achieve its investment objective and to comply with applicable law depends on the availability of Puerto Rico, Guam and Virgin Islands’ obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

          Puerto Rico. Because the Fund invests a substantial percentage of its assets in municipal bonds issued by Puerto Rico, the Fund is susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. Tourism, which is an important component of the Puerto Rico economy, and the U.S. recession had a negative effect on the economy. Over the past several years, several key economic indicators have begun to indicate a significant slowing of economic activity. In addition, Puerto Rico’s debt-to-gross domestic product and unemployment rate are greater than any U.S. state.

          Guam. Guam’s economy is heavily dependent upon support from the U.S. Treasury and tourism, particularly from Japan, which makes Guam’s economy sensitive to fluctuations in Japan’s economy. The local tourism industry has declined due to the global financial crisis, a weakened Japanese economy and the Japanese earthquake and tsunami. Guam’s government has recently identified steps to improve its financial condition, but there can be assurances that an improvement will be realized.

          The Virgin Islands. The economy of the Virgin Islands is driven by tourism, which typically accounts for a substantial portion of gross domestic product and a significant share of employment. The local tourism industry has declined due to the global financial crisis and U.S. economic downturn. The Virgin Islands government carries a large public sector payroll and taxes continue account for a significant share of government revenues and had numerous years of budget imbalances. The government of the Virgin Islands has implemented a number of deficit reducing measures, including measures to decrease government spending and to increase revenues, but there can be no assurances than an improvement will be realized.

Municipal Securities Risk

Certain of the municipal securities in which the Fund may invest present their own risks. The value of certain municipal securities issued by issuers located in U.S. territories such as Puerto Rico, Guam and/or Virgin Islands, including derivative instruments, such as certain zero-coupon obligations and certain inverse floating rate obligations, may be subject to greater volatility than other municipal securities. Certain of the municipal securities in which the Fund may invest, including general-obligation bonds of U.S. territories such as Puerto Rico, Guam and the Virgin Islands may be rated in the lowest investment grade category by at least one of Moody’s, S&P and Fitch. A further ratings downgrade by Moody’s, S&P of Fitch affecting such municipal securities held by the Fund that are currently rated in the lowest investment-grade category would result in a decrease in the value of such securities and in a corresponding decrease in the NAV of the Fund. Furthermore, such a downgrade would also reduce the market for such securities, which could negatively impact the Fund’s ability to dispose of such securities or the price the Fund may receive in any such sale, as well as the Fund’s ability to utilize such securities as collateral for its leverage program. For further information regarding factors affecting the Fund’s investments in below investment grade securities, see “Risks—Non-Investment Grade Municipal Securities Risk.” If the Fund invests 25% or more of its Managed Assets in any one industry or in any one territory of the United States, the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular territory or industry. Furthermore, laws in U.S. territories such as Puerto Rico, Guam, the Virgin Islands, U.S. states or the U.S. federal government may be enacted or there may be political developments in U.S. territories such as Puerto Rico, Guam or the Virgin Islands that adversely affect the tax-exempt status of interest on municipal securities or of the exempt-interest dividends received by some or all of the Fund’s Common Shareholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the repayment of principal and payment of interest on their municipal securities may be materially and adversely affected.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly non-investment grade bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund currently values them.

In addition, the governments of U.S. territories such as Puerto Rico, Guam and the Virgin Islands that issue such municipal securities may be under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity located in Puerto Rico, Guam and/or the Virgin Islands may be limited by provisions of such territory’s constitution or laws and an entity’s credit generally will depend on many factors, including the entity’s tax base, the extent to which the entity relies on U.S. federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state/territory legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and the ability to maintain an adequate tax base.

Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Such bonds involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipments without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Industrial developments bonds (“IDBs”) and private activity bonds (“PABs”) are municipal securities issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to Common Shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to Common Shareholders in the year of receipt.

Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely affect the Fund’s investments in municipal securities. See “Risks—Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.”

Non-Investment Grade Municipal Securities Risk

Non-investment grade quality municipal securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the bonds and by general economic and specific industry conditions. Issuers of non-investment grade bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade bonds may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such bonds and may have an adverse impact on the value of such bonds. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such bonds to repay principal and pay interest thereon and increase the incidence of default for such securities.

Non-investment grade municipal securities are characterized by high risk. These bonds are subject to a greater risk of default. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated bonds. The retail secondary market for non-investment grade bonds may be less liquid than that of investment grade bonds; adverse conditions could make it difficult at times for the Fund to sell certain bonds or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with non-investment grade bonds, you could lose money on your investment in Common Shares, both in the short term and the long term.

The prices of bonds generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of bonds also is inversely related to the coupons of such bonds. Accordingly, non-investment grade bonds may be relatively less sensitive to interest rate changes than higher quality bonds of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with non-investment grade bonds potentially can have a greater effect on the value of such bonds than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations, which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these bonds and the ability for the issuers of such bonds to pay interest and principal. To the extent that the Fund invests in non-investment grade bonds that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated bonds.

Credit Risk

Credit risk is the risk that an issuer of a municipal security will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends. Because the Fund may invest up to [  ]% of its Managed Assets in non-investment grade municipal securities, the Fund may be subject to increased credit risk as compared to a fund that invests primarily in investment grade municipal securities.

Interest Rate Risk

Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, prices of municipal securities fall, and vice versa. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. [The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.]

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will generally affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered credit deterioration. Such losses have reduced the insurers’ capital and may have called into question their continued ability to perform their obligations under such insurance if called upon in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided, the rating of the underlying municipal security will generally be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for holders of Common Shares, but also creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

The Fund initially intends to use a credit facility and/or margin borrowings up to [  ]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of a credit facility and/or margin borrowing by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s strategy of using a credit facility and/or margin borrowings will be successful.

If the Fund borrows funds from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that the terms of any borrowing arrangements through a credit facility or margin borrowing may contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

The Fund anticipates that leverage for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to the holders of the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of proceeds received from inverse floating rate transactions, reverse repurchase agreements and certain other derivatives transactions will require the Fund to earmark or segregate liquid assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Subject to market conditions, the Fund may issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Common Shares and the returns to the holders of Common Shares.

Other Investment Companies Risk

The Fund may invest in other registered investment companies, including open- and closed-end funds and ETFs. With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment companies or investment funds. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely affected the broader financial and credit markets. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as experienced recently, the Fund may not be able to sell securities readily at prices reflecting the underlying values of such securities or where carried on the Fund’s books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce security prices in an illiquid market. In addition, illiquidity and volatility in the credit markets may directly and adversely affect dividends on the Common Shares.

In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken and are considering additional actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the markets for municipal securities. Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

The current economic and financial market conditions may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely affect the Fund’s investments. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, markets and securities in the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Market Price of Common Shares

The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Inflation Risk/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Call and Other Reinvestment Risks

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal securities at market interest rates that are below the Fund’s current earnings rate.

Liquidity Risk

The secondary market for some municipal securities is less liquid than that for widely traded taxable debt obligations or widely traded municipal securities. No established resale market exists for certain of the municipal securities in which the Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions. At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities.

Tax Risk

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities normally is not subject to regular U.S. federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its Common Shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are otherwise indifferent to the federal income tax consequences of their investments. See “Federal Income Tax Matters.”

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships including bankruptcy and material loss of credit standing as a result of exposure to sub-prime mortgages and other investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Non-Diversification Risk

The Fund is considered non-diversified and can invest a greater portion of assets in loans and securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

United States Credit Rating Downgrade Risk

The events surrounding the U.S. Federal government debt ceiling and the resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Derivatives Risk

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivatives transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

In connection with an ongoing review by the Securities and Exchange Commission (“SEC”) and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated taxable earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a taxable dividend to the holders of the Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “Investment Objectives and Policies—Additional Investment Practices—Portfolio Turnover” and “Federal Income Tax Matters.”

Illiquid/Restricted Securities Risk

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Adviser’s judgment may each play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objectives. There is no assurance that the Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market Disruption

The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Certain Affiliations

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Fund includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Summary of Fund Expenses

The purpose of the following table and example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [     ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage through a credit facility and/or margin borrowings in an amount equal to [    ]% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	[ ]%
Offering expenses borne by the Fund (as a percentage of offering price)	[ ]% (1)(2)
Dividend reinvestment plan fees	None (3)

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(4)
Annual expenses
Management fee (5)	[ ]	%
Interest expense on borrowing (6)	[ ]	%
Other expenses (7)	[ ]	%

Total annual expenses	[ ]	%

(footnotes continued on following page)

(1)

Offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $[  ], which represents $[  ] per Common Share. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $[  ] per Common Share.

(2)	For a description of the sales load, structuring fees and other compensation paid to the underwriters, see “Underwriting.”

(3)	You will pay brokerage charges if you direct [ ], as agent for the holders of the Common Shares, to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)

The table presented below in this footnote 4 estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. See “Leverage.” In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage)

Annual expenses
Management fee (5)	[ ]	%
Other expenses	[ ]	%

Total annual expenses	[ ]	%

(5)

The Adviser will receive a management fee at an annual rate of [  ]% of the average daily value of the net assets attributable to Common Shares assuming no leverage is used. If the anticipated leverage is used, the management fee would be [  ]% of the average daily value of the net assets attributable to Common Shares. To derive the annual management fee as a percentage of the Fund’s net assets attributable to Common Shares (which are the Fund’s total assets less all of the Fund’s liabilities), the estimated Managed Assets (approximately $[  ]) were multiplied by the annual management fee rate and then divided by the Fund’s estimated net assets (approximately $[  ]).

(6)	Assumes the use of leverage in the form of margin borrowings representing [ ]% of Managed Assets at an annual interest rate expense to the Fund of [ ]%, which is based on current market conditions.

(7)	The “Other Expenses” shown in the table above and related footnotes are based upon estimated expenses for the current fiscal year, and assumes that the Fund issues approximately [ ] Common Shares.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $[  ] and estimated offering expenses of this offering of $[  ] and estimated interest expense of $[  ], assuming the Fund engages in margin borrowing representing approximately [  ]% of the Managed Assets at an annual interest rate expense to the Fund of [  ]%), that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [  ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years

$[ ]	$[ ]	$[ ]	$[ ]

*

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on [   ], 2012, as a Delaware statutory trust pursuant to an agreement and declaration of trust. As a recently organized entity, the Fund has no operating history. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund’s use of leverage. See “Risks.” The Fund’s principal office is located at 335 Madison Avenue, New York, New York 10017 and its telephone number is 1.888.MKT.VCTR (658-8287).

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[   ] ($[   ] if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $[   ] per Common Share. It is currently anticipated that the Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within [five] months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments, as stated below.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income tax and state personal income tax (but which may be includable in taxable income for purposes of the federal or state alternative minimum tax). The Fund’s secondary objective is preservation of capital. There is no assurance that the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) the income from which is exempt from regular U.S. federal income tax, federal alternative minimum tax and state personal income tax (the “80% policy”). The Fund will invest a substantial percentage of its assets in municipal securities issued by the Commonwealth of Puerto Rico and its political subdivisions, organizations, agencies and instrumentalities (“Puerto Rico”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. The Fund’s portfolio may also include municipal securities issued by the U.S. territories of, among others, Guam and the Virgin Islands, and their political subdivisions, organizations, agencies and instrumentalities (“Guam” and the “Virgin Islands”), the income from which is exempt from regular U.S. federal income tax and generally exempt from regular state personal income tax. These municipal securities may also be exempt from local income tax. Municipal securities will be purchased and sold based upon the Adviser’s perception of the relative value of the municipal securities available in the marketplace. Investors should consult their tax advisors regarding federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

Municipal securities are debt obligations issued by a variety of issuers, including governmental entities and their political subdivisions, agencies and instrumentalities, or other qualifying issuers. The Fund may invest in various types of municipal securities, including general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax (but which may be includable in taxable income for purposes of the federal alternative minimum tax) (collectively, “municipal securities”). See “—General Composition of the Fund” for additional information on the types of municipal securities in which the Fund may invest. Not all of such municipal securities are currently available in Puerto Rico, Guam or the Virgin Islands, or other U.S. territories, but may be in the future.

Although the Fund may invest in municipal securities rated in any rating category or in unrated municipal securities, the Adviser normally intends to invest at least [   ]% of the Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as securities rated BBB- or higher by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)). The Fund may invest up to [  ]% of its Managed Assets in non-investment grade municipal securities (commonly referred to as “junk bonds”). Investing in junk bonds is speculative and presents a high degree of risk. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund can invest in securities of any maturity; however, it will generally invest in municipal securities that have a maturity of [  ] years or longer at the time of purchase. The Fund cannot assure you that it will achieve its investment strategy.

[The Fund may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the 1940 Act. Income or gain from such investments may result in taxable distributions by the Fund.]

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange’s (the “SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular U.S. federal income tax, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets, the Fund might not satisfy the general eligibility test that permits it to pay exempt-interest dividends. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “Investment Objectives and Policies.”

All percentage limitations described in this prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. To the extent the Fund invests in other registered investment companies, the Fund may count such holdings towards various guideline tests (such as the 80% policy), so long as the earnings on the underlying holdings of such investment companies are exempt from regular U.S. federal income tax.

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices. The Fund also may enter into interest rate, total return and other swaps and forward rate contracts to seek to hedge against changes in interest rates or for other risk management purposes. See “Investment Objective and Policies—Additional Investment Practices.”

The Fund’s 80% policy and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares, if any, voting together as a single class, and the holders of the outstanding preferred shares voting as a single class. The remainder of the Fund’s investment policies, including its investment objectives and investment strategies, are considered non-fundamental and may be changed by the Board of the Fund without shareholder approval. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares, whichever is less.

Investment Philosophy

The Adviser believes that current market conditions have created an opportunity to invest substantially in a portfolio of municipal securities issued by Puerto Rico and also municipal securities issued by U.S. territories such as Guam and the Virgin Islands at attractive prices. The Adviser’s process for seeking investment opportunities for the Fund uses top-down and bottom-up approaches. The Adviser’s top-down analysis shapes the structure of the overall portfolio by considering economic variables such as projections for economic growth and interest rate and inflation expectations. In addition, the Adviser reviews macroeconomic events, technical characteristics of the Puerto Rico, Guam, Virgin Islands and other U.S. territories municipal securities markets, tax policies, as well as analyzing individual municipal securities and sectors. The Adviser also employs a bottom-up analysis in its security selection process to select securities it believes to be attractively valued and offer a yield advantage. The Adviser’s analysis also considers the credit quality of issuers and yields available on municipal securities with different maturities. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests.

General Composition of the Fund

The Fund may invest in the following types of municipal securities, subject to their availability in Puerto Rico, Guam, the Virgin Islands and other U.S. territories, and in other types of municipal securities as become available in the Puerto Rico’s, Guam’s, the Virgin Islands’ and other U.S. territories’ markets from time to time. Not all of the described municipal securities are presently available in Puerto Rico, Guam and the Virgin Islands.

Municipal Securities, Industrial Development Bonds and Private Activity Bonds

Municipal securities are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal securities are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal securities issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

          [Health Care Revenue Bonds. These securities include revenue bonds issued to finance hospitals, nursing homes and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in such programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of the services provided may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

          A number of legislative proposals concerning health care have been introduced in U.S. Congress in recent years or have been reported to be under consideration. These proposals include or may lead to a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

          Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

          Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

          Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses, and therefore may be subject to fluctuations in such assistance.

          Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

          Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. In addition, construction and operation of such facilities may be subject to cost overruns. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

          Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations, including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations which could adversely affect the cost or operation of the facility.

          Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state, and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

          Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

          Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.]

Municipal Lease Obligations

The Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Municipal Notes

Municipal securities in the form of notes, generally are used by municipal issuers to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that are intended to be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine individual characteristics of tax anticipation notes and revenue anticipation notes. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

[Put Bonds

Put bonds are municipal securities which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the opinion of the Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.]

Inverse Floating Rate Securities

Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal securities. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal securities held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal securities held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In the Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities issued by the same special purpose trust. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Short-Term Floating Rate Securities

The Fund may also invest in short-term floating rate securities, as described above, issued by tender option bond trusts. The short-term floating rate security will be linked to a reference interest rate (such as LIBOR or the SIFMA Municipal Bond Swap Index) and the tender option bond trust’s income will be used to pay the coupon on the short-term floating rate security. Generally, the interest rate earned by short-term floating rate securities will be based upon the market rates for municipal obligations with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating-rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the short-term floating rate securities. The trusts that are organized to issue both short-term floating rate securities and residual interest bonds generally include liquidation triggers to protect the investor in the short-term floating rate securities. The trusts do not have recourse to the investors in the residual interest bonds. However, in certain cases, at the discretion of the Adviser, the Fund may enter into a separate so-called shortfall and forbearance agreement with the sponsor of a tender option bond trust. The Fund generally may enter into such agreements (i) when the liquidity provider to the tender option bond trust requires such an agreement because the level of leverage in the tender option bond trust exceed the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the tender option bond trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the sponsor upon termination of the trust the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the residual interest bonds. The Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act and the rules and regulations thereunder.

Zero-Coupon Bonds

Some of the obligations in which the Fund invests may include so-called “zero-coupon” bonds, whose values generally are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to take into account imputed income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Because the Fund is required to distribute substantially all of its income for each taxable year, investments in zero-coupon bonds may require the Fund to sell investments to obtain cash needed to make income distributions.

“Non-Investment Grade” or “Junk” Bonds

The Fund may invest up to [   ]% of its Managed Assets in non-investment grade municipal securities (commonly referred to as “junk bonds”). Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

Additional Investment Practices

Derivative Instruments

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices. The Fund also may enter into interest rate, total return and other swaps and forward rate contracts to seek to hedge against changes in interest rates or for other risk management purposes. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Additional information about certain derivative instruments is set forth below.

Swaps

Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk to particular securities, baskets of securities or indices. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional amount,” i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive that is in excess of collateral posted by the Fund’s counterparty in respect of such liability. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

Interest Rate Swaps and Forward Rate Contracts

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive that is in excess of collateral posted by the Fund’s counterparty in respect of such liability. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Futures Transactions

The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund only will purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Adviser’s use of futures will be advantageous to the Fund. Distributions by the Fund of any gains realized on the Fund’s transactions in futures and options on futures will be taxable.

When-Issued Securities

The Fund may purchase securities on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery, and upon delivery the securities may be worth more or less than what the Fund agreed to pay for them. The Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Other Investment Companies

The Fund may, subject to the limitations of the 1940 Act, invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or any offering of preferred shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market or when attractive investment opportunities arise in other investment companies. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of that investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal securities.

Portfolio Turnover

The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

LEVERAGE

The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the use of proceeds from inverse floating rate obligations, reverse repurchase agreements or the issuance of preferred shares. Based on current market conditions, the Fund intends to initially use a credit facility and/or margin borrowings in the amount of [  ]% of the Fund’s Managed Assets. [In addition, although it has no current intention to do so, the Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings.] The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Fund’s overall use of leverage exceed 50% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. The use of leverage also may cause greater volatility in the level of the Fund’s distributions.

The Fund initially intends to use a credit facility and/or margin borrowings up to [  ]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the Common Shares. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of a credit facility and/or margin borrowings by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s strategy of using a credit facility and/or margin borrowings will be successful.

The management fees paid by the Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Fund’s leverage minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Therefore, the management fees payable to the Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Adviser, on the one hand, and the holders of the Common Shares, on the other hand. To monitor this potential conflict, the Board of the Fund intends to periodically review the Fund’s use of leverage, including its impact on the Fund’s performance and on the fees paid to the Adviser. See “Risk Considerations—Leverage Risk.”

The Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from a credit facility and/or margin borrowings. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivatives transactions) would be determined by the Board of the Fund, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund’s investment objectives and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause the holders of the Common Shares to receive a higher rate of return than if the Fund were not leveraged. The Fund will pay (and holders of Common Shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.

The Declaration of Trust authorizes the Fund, without prior approval of the holders of the Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., a credit facility and/or margin borrowings) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities earmarked or in a segregated account equal to the notional value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its Managed Assets.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of the Common Shares in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares as a class.

The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Shares total return during the Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on Common Shares total returns based on the performance of the Fund’s underlying assets, i.e. gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage through a credit facility and/or margin borrowings representing [  ]% of the Managed Assets at an annual interest rate expense to the Fund of [  ]%. The Common Shares must experience an annual return of [  ]% in order to cover the rate of annual interest payments on forms of indebtedness, if any.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%

Common Shares Total Return	([ ])%	([ ])%	[ ]%	[ ]%	[ ]%

Common Shares Total Return is composed of two elements: the Common Shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and the holders of Common Shares as only the holders of Common Shares would bear the fees and expenses incurred through the Fund’s use of leverage.

RISKS

No Operating History

The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter markets. Market risk is the possibility that the market values of securities owned by the Fund will decline. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. If the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a trust that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Puerto Rico, Guam and the Virgin Islands Municipal Securities Risks.

The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. A substantial percentage of Fund’s assets are invested in municipal securities issued by Puerto Rico, and a portion of the Fund’s assets are also invested in municipal securities issued by Guam and the Virgin Islands. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico, Guam and the Virgin Islands than an investment company that is not so invested in issuers of Puerto Rico, Guam and the Virgin Islands. Also, the Fund’s ability to achieve its investment objective and to comply with applicable law depends on the availability of Puerto Rico and U.S. territories of Guam and Virgin Islands’ obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

          Puerto Rico. The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean. Puerto Rico’s economy is currently in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the U.S. economy, in recent fiscal years the performance of the Puerto Rico economy has not been consistent with the performance of the U.S. economy. For fiscal years 2007, 2008, 2009 and 2010 Puerto Rico’s real gross national product decreased by 1.2%, 2.9%, 4.0% and 3.8%, respectively, while U.S. real gross domestic product grew at a rate of 1.8% and 2.7% during fiscal years 2007 and 2008, respectively, contracted during fiscal year 2009 at a rate of 3.0%, and grew by 0.9% in fiscal year 2010. During the U.S. recession, tourism declined and had a negative effect on the economy and tax revenues. Over the past several years, several key economic indicators, including a high unemployment rate, have begun to indicate a significant slowing of activity. The government sector has seen a 12.3% reduction in non-farm payrolls over the past two years as the governor has tried to get government expenses under control. Private sector jobs have not been growing at a fast enough pace to absorb the losses on the public sector side. The largest employment sectors include services (33%), government (29%), trade (17%) and manufacturing (9%). While the manufacturing sector only makes up 9% of employment, it is the largest sector in terms of gross domestic product. The manufacturing sector has undergone some major changes as pharmaceuticals, biotechnology and technology became growth areas in the 1990s. However, this trend has reversed in the last several years. Pharmaceutical manufacturing employment declined 30% from fiscal years 2007 to 2011.

          Puerto Rico has had deficit financial results for the past twelve years. Its financial situation reached a critical point in May 2006, when the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. A four-person commission of non-elected citizens was charged with resolving the fiscal crisis, the largest resolution of which was implementation of a sales tax. A new administration took over in January 2009, with the challenge of dealing with a $3.2 billion deficit for fiscal year 2009. The Governor announced and began implementing a Fiscal Stabilization and Economic Reconstruction Plan which was a comprehensive overhaul of the government, both financially and organizationally. Although Puerto Rico realized progress, the Plan was unable to realize all of its goals. Puerto Rico’s debt-to-GDP ratio has increased from 57% in 2001 to 90% 2010. While Puerto Rico’s debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability that risks running out of money as early as 2014. In addition, Puerto Rico also has a significant unfunded other post-employment benefits liability. The commonwealth issued pension obligation bonds in early 2008, which helped, but have not solved the pension issues. The bonds were secured by future employer contributions.

          Puerto Rico continues to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico’s economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico’s revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006. In fiscal year 2010, manufacturing provided 46% of Puerto Rico’s gross domestic product and 9% of non-farm payroll employment.

          Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Ricans would first hold a referendum asking residents if they prefer to be a self-governing commonwealth or to change the island’s status. If a majority votes for a different status, the island would then hold a second election to decide what status they want. One of these options is statehood.

          As of June 2012, S&P rated Puerto Rico’s general obligation debt at BBB, with a negative outlook. Moody’s rated the island’s general obligation debt Baa1 with a negative outlook. Fitch, which recently began rating Puerto Rico assigned a BBB+ rating with a stable outlook.

          Guam. Guam’s economy is driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam’s tourism, which makes the island’s economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Tourism declined in March 2011 after the Japanese earthquake and tsunami, but the government believed that tourism was back to traditional levels as of August 2011. Despite the growth at year end, overall tourism for the 2011 year declined.

          Employment has been quite volatile on Guam since 1998. The unemployment rate remains high and was13.3% in March 2011, the last time it was calculated by the U.S. Bureau of Labor Statistics.

          The U.S. military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. Guam had been planning for a significant buildup after a relocation military officers and their dependents to Guam from Okinawa, Japan sometime between 2014 and 2018. However, it now appears that this will not happen to the extent originally planned.

          Guam’s overall financial condition has deteriorated due to a number of misfortunes, mismanagement and economic weakness. Natural disasters, the economic crisis in Japan, and the terrorist attacks of September 11, 2001 have all contributed to Guam’s financial hardship. Guam has had negative financial results for most of the past decade. Guam has accumulated budget deficits in recent years. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007, and again in 2011, to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam expected to continue this with additional debt in mid-May 2012. Even though Guam has identified several steps that can be taken to improve its financial condition, successful implementation is uncertain. The expected economic boost from the military buildup could also improve the territory’s financial picture, but it is unclear whether Guam will be able to erase its fiscal deficits in the foreseeable future. As of April 2012, S&P has assigned a rating of B+ to Guam’s general obligation debt with a stable outlook.

          The Virgin Islands. Wealth levels in the Virgin Islands remain significantly below those realized in the United States, although per capita income has been increasing. The economy of the Virgin Islands is driven by tourism, which typically accounts for approximately 80% of gross domestic product and a significant share of employment. The local tourism industry declined significantly after the terrorist attacks of September 11, 2001, the global financial crisis and U.S. recession. Private sector jobs comprise approximately 70% of all non-farm jobs, led by leisure & hospitality services and trade. Manufacturing represents approximately 5.0% of employment, and construction represents approximately 5.5%.

          In mid-February 2012, the Hovensa oil refinery on St. Croix was closed. This will be a big detractor to the economic recovery, as the refinery was the territory’s largest employer and layoffs totaling 2,000, or approximately 5% of total employment are expected to result.

          The Virgin Islands government carries a large public sector payroll and taxes continue to account for a huge share of General Fund revenues. In recent years, the Virgin Islands government has faced budget imbalances. Securitized tax revenues have been sufficient to cover debt service and supplement the General Fund. The government has implemented a number of deficit reducing measures, including withholding of local gross receipt taxes of government invoice payments, increasing local taxes such as property tax assessments on time-shares and gross tax receipts, exerting greater control of expenses and executing a tax amnesty for gross receipt taxes.

However, there can be no assurances that an improvement will be realized. In addition, financial results for fiscal years 2010 and after are not available at this time. In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants would be awarded contingent on several financial performance and accountability standards being met that demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting health care costs, hiring freezes, and a reduction in overtime.

          The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico, Guam and the Virgin Islands and is derived from publicly available sources that are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information.

Municipal Securities Risk

Certain of the municipal securities in which the Fund may invest present their own risks. The value of certain municipal securities issued by issuers located in U.S. territories such as Puerto Rico, Guam and/or Virgin Islands, including derivative instruments, such as certain zero-coupon obligations and certain inverse floating rate obligations, may be subject to greater volatility than other municipal securities. Certain of the municipal securities in which the Fund may invest, including general-obligation bonds of U.S. territories such as Puerto Rico, Guam and the Virgin Islands may be rated in the lowest investment grade category by at least one of Moody’s, S&P and Fitch. A further ratings downgrade by Moody’s, S&P of Fitch affecting such municipal securities held by the Fund that are currently rated in the lowest investment-grade category would result in a decrease in the value of such securities and in a corresponding decrease in the NAV of the Fund. Furthermore, such a downgrade would also reduce the market for such securities, which could negatively impact the Fund’s ability to dispose of such securities or the price the Fund may receive in any such sale, as well as the Fund’s ability to utilize such securities as collateral for its leverage program. For further information regarding factors affecting the Fund’s investments in below investment grade securities, see “Risks—Non-Investment Grade Municipal Securities Risk.” If the Fund invests 25% or more of its Managed Assets in any one industry or in any one territory of the United States, the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular territory or industry. Furthermore, laws in U.S. territories such as Puerto Rico, Guam and the Virgin Islands, U.S. states or the U.S. federal government may be enacted or there may be political developments in U.S. territories such as Puerto Rico, Guam or the Virgin Islands that adversely affect the tax-exempt status of interest on municipal securities or of the exempt-interest dividends received by some or all of the Fund’s shareholders or that impose other constraints upon enforcement of such obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the repayment of principal and payment of interest on their municipal securities may be materially and adversely affected.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal obligations in the Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly non-investment grade bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund currently values them.

In addition, the governments of U.S. territories such as Puerto Rico, Guam and the Virgin Islands that issue such municipal securities may be under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity located in U.S. territories such as Puerto Rico, Guam and/or the Virgin Islands may be limited by provisions of such territory’s constitution or laws and an entity’s credit generally will depend on many factors, including the entity’s tax base, the extent to which the entity relies on U.S. federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state/territory legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and the ability to maintain an adequate tax base.

Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Such bonds involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipments without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Industrial developments bonds (“IDBs”) and private activity bonds (“PABs”) are municipal securities issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely affect the Fund’s investments in municipal securities.

Non-Investment Grade Municipal Securities Risk

Non-investment grade quality municipal securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the bonds and by general economic and specific industry conditions. Issuers of non-investment grade bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade bonds may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such bonds and may have an adverse impact on the value of such bonds. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade municipal securities are characterized by high risk. These bonds are subject to a greater risk of default. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated bonds. The retail secondary market for non-investment grade bonds may be less liquid than that of investment grade bonds; adverse conditions could make it difficult at times for the Fund to sell certain bonds or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with non-investment grade bonds, you could lose money on your investment in Common Shares, both in the short term and the long term.

The prices of bonds generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of bonds also is inversely related to the coupons of such bonds. Accordingly, non-investment grade bonds may be relatively less sensitive to interest rate changes than higher quality bonds of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with non-investment grade bonds potentially can have a greater effect on the value of such bonds than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations, which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these bonds and the ability for the issuers of such bonds to pay interest and principal. To the extent that the Fund invests in non-investment grade bonds that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated bonds.

Credit Risk

Credit risk is the risk that an issuer of a municipal security will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends. Because the Fund may invest up to [  ]% of its Managed Assets in non-investment grade municipal securities, the Fund may be subject to increased credit risk as compared to a fund that invests primarily in investment grade municipal securities.

Interest Rate Risk

Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, prices of municipal securities fall, and vice versa. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. [The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.]

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will generally affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered credit deterioration. Such losses have reduced the insurers’ capital and may have called into question their continued ability to perform their obligations under such insurance if called upon in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided, the rating of the underlying municipal security will generally be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for holders of Common Shares, but also creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

The Fund initially intends to use a credit facility and/or margin borrowings of up to [   ]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

If the Fund borrows funds from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Subject to market conditions, the Fund may issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund anticipates that leverage for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to the holders of the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of proceeds received from inverse floating rate transactions, reverse repurchase agreements and other derivatives transactions will require the Fund to earmark or segregate liquid assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Common Shares and the returns to the holders of Common Shares. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of a credit facility and/or margin borrowings by the Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Fund’s strategy of using a credit facility and/or margin borrowings will be successful. See also, “—Margin Borrowing Risk.”

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for many credit instruments, including municipal obligations, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely affected the broader financial and credit markets. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal obligations. In addition, during 2008, several major dealers of municipal securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal obligations uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as experienced recently, the Fund may not be able to sell securities readily at prices reflecting the underlying values of such securities or where carried on the Fund’s books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce security prices in an illiquid market. In addition, illiquidity and volatility in the credit markets may directly and adversely affect dividends on the Common Shares.

In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken and are considering additional actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the markets for municipal obligations. Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws.

The current economic and financial market conditions may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely affect the Fund’s investments. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, markets and securities in the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Market Price of Common Shares

The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Inflation Risk/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Call and Other Reinvestment Risks

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.

Liquidity Risk

The secondary market for some municipal obligations is less liquid than that for widely traded taxable debt obligations or widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions. At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities.

Tax Risk

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal obligations normally is not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its Common Shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are otherwise indifferent to the federal income tax consequences of their investments. See “Federal Income Tax Matters.”

Taxability Risk

The Fund will generally invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular U.S. federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal securities may make municipal securities less attractive as investments and cause them to lose value. Under highly unusual circumstances, the Internal Revenue Service (“IRS”) may determine that a municipal security issued as tax-exempt should in fact be taxable. Events occurring after the date of issuance of a municipal security or after the Fund’s acquisition of a municipal security may result in a determination that interest on that security is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. If the Fund held a municipal security whose tax-exempt status was successfully challenged, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. See “Federal Income Tax Matters.”

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

United States Credit Rating Downgrade Risk

The events surrounding the U.S. Federal government debt ceiling and the resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Derivatives Risk

The Fund may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivatives transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships including bankruptcy and material loss of credit standing as a result of exposure to sub-prime mortgages and other investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated taxable earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a taxable dividend to the holders of the Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “The Fund’s Investments—Investment Practices—Portfolio Turnover” and “Federal Income Tax Matters.”

Illiquid/Restricted Securities Risk

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Adviser’s judgment may each play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Fund’s investment objectives. There is no assurance that the Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market Disruption

The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Certain Affiliations

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Fund includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board. See “Description of Capital Structure—Anti-takeover Provisions in the Declaration of Trust.”

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In the Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage, which will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

MANAGEMENT OF THE FUND

Board of the Fund

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board.

The Adviser

The Adviser will administer the Fund’s business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board. VEAC acts as the Fund’s investment adviser under an [Investment Advisory and Administrative Agreement] (the “Advisory Agreement”). The Adviser’s principal office is located at 335 Madison Avenue, 19th Floor, New York, New York 10017. As of [   ], 2012, the Adviser and its affiliates managed approximately $[   ] of assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.

Under the general supervision of the Fund’s Board, the Adviser will act as investment adviser for and manage the investment and reinvestment of the assets of the Fund and administer its affairs. As investment adviser to the Fund, the Adviser will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Fund’s assets will be held uninvested, subject always to the applicable restrictions of the Declaration of Fund, By-Laws and registration statement of the Fund under the 1940 Act. The Adviser will furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs and will pay the salaries and fees of all officers and Trustees of the Fund who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment and administrative activities. In return for these investment advisory services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [   ]% of the Fund’s average [daily] Managed Assets. For purposes of calculating the management fee, the Fund’s “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating leverage or Fund liabilities related to the liquidation preference of any preferred shares issued). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, such as, but not limited to, the use of proceeds received from a credit facility and/or margin borrowings, [inverse floating rate transactions, issuing preferred shares, or funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings)].

In approving the Fund’s Advisory Agreement, the Board considered that the fee payable to the Adviser is determined based on the Managed Assets of the Fund, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser will increase with the use of leverage. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

A discussion regarding the basis for the Board approval of the Fund’s Advisory Agreement will be available in the Fund’s initial report to shareholders.

James T. Colby III and Michael F. Mazier are the portfolio managers of the Fund and are responsible for day-to-day management of the Fund’s portfolio. Each of Messrs. Colby and Mazier also manages other VEAC portfolios, has been a VEAC portfolio manager for more than 4 years, and is a Portfolio Manager of VEAC. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

The Administrator

VEAC serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under the Advisory Agreement, VEAC is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. VEAC will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. VEAC’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business.

DETERMINATION OF NET ASSET VALUE

The NAV of the Common Shares of the Fund will be computed based upon the value of the Managed Assets. NAV per Common Share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the NYSE (normally 4:00 p.m. Eastern Time). The Fund calculates NAV per Common Share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.

The Fund values its investments primarily by using the evaluated mean of market quotations from a nationally recognized municipal pricing service. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when –issued basis, will normally be valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at closing settlement prices on the valuation day, unless such price does not reflect the fair value of the contract, in which case the positions will be valued in accordance with the Fund’s procedures. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board.

Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a fair valued asset, the Adviser shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Adviser deems relevant.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan (defined below) unless a Common Shareholder elects to receive cash.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders. The Fund expects to declare its initial Common Share distribution approximately [30] to [45] days, and to pay that distribution approximately [60] to [90] days, from the completion of this offering, depending on market conditions.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

Undistributed net investment income will be included in the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Federal Income Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess would be treated as a taxable dividend to the extent of the Fund’s expenses that are not allowed as deductions against its investment company taxable income, and the remainder would be treated by Common Shareholders as return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes a Common Shareholder is a U.S. shareholder and holds its shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

The Fund intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Common Shares, ordinarily will constitute income exempt from regular federal income tax. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Fund’s net capital gain (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares and the amount received.

If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For individuals and non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income (currently at a maximum of 35%). Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares, and will be disallowed to the extent of any exempt-interest dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person’s “net investment income” for the relevant taxable year and (b) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. person’s net investment income will generally include its ordinary dividends and capital gain distributions received from a regulated investment company and net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by Common Shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its Common Shareholders, the Fund intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its gross assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the alternative minimum tax. Common Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s Common Shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of Common Shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the Common Shares.

An investor should be aware that if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the rate of 28%.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by Common Shareholders in the year the distributions were declared.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected be subject to federal income tax provided that it meets certain distribution requirements. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

The Fund may invest in other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code. In addition, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

If the Fund issues preferred shares, the Fund will designate dividends made to holders of Common Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. For more information, please see the Statement of Additional Information under “Federal Income Tax Matters.” Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. [   ] (“[  ]” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by [   ], as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date. All distributions to Common Shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent when the Board declares a distribution.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed [5]%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to [30] days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. The Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

[The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.]

All correspondence concerning the Plan should be directed to the Plan Agent at [   ], [   ], [   ], [   ] [   ]. Please call 1-866-[   ]- [   ] between the hours of [9:00 a.m. and 5:00 p.m]. Eastern Time if you have questions regarding the Plan.

DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $[   ] per share and, subject to the rights of the holders of preferred shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board in their sole discretion) or rights to cumulative voting.

The Fund intends to apply to list the Common Shares on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be “[   ].” The Fund intends to hold annual meetings of shareholders so long as annual meetings are required by the 1940 Act, applicable regulations or requirements of the NYSE or other exchange on which the Common Shares are listed.

The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund up to and including $[   ] per Common Share. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $[   ] per Common Share. See “Summary of Fund Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

[The Fund has no current intention to issue preferred shares.] However, the Declaration of Fund authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of the Fund, by action of the Board without the approval of the Common Shareholders. The terms of any preferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration of Fund.

Limited Issuance of Preferred Shares

Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference

Any preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any [   ] business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the Statement of Additional Information and except as otherwise required by applicable law, holders of preferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding preferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the Statement of Additional Information. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares

The terms of the preferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

Repurchase of Common Shares and Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with any applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Trustees are divided into three classes, designated Class I, Class II, and Class III. The term of Class I will expire on the date of the first annual meeting of shareholders; the term of Class II will expire on the date of the second annual meeting of shareholders; and the term of Class III will expire on the date of the third annual meeting of shareholders. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least 36 months (or since [   ], 2012, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board, at least 75% of the Continuing Trustees, and holders of at least 75% of the Fund’s outstanding Common and preferred shares, if any, to authorize certain Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange (except during the six-month period prior to the Termination Date (including as it may be extended)); certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Fund assets; the dissolution, liquidation or termination of the Fund or a series or class of shares (except during the six-month period prior to the Termination Date (including as it may be extended)); the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions (unless the transaction is authorized by both a majority of the trustees and 75% of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act)). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company, except during the six-month period prior to the Termination Date (including as may be extended). See “Risks—Anti-Takeover Provisions.”

The Board may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-Laws, both of which are on file with the SEC.

The Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Declaration of Trust, which is on file with the SEC.

STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND
CONVERSION TO OPEN-END FUND

Closed-end Structure

 Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board will review periodically the trading range and activity of the Common Shares with respect to their NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV.

Repurchase of Common Shares and Tender Offers

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of holders of Common Shares, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market. The Fund cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and Federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce the Fund’s net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Fund’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, any preferred shares that may be issued by the Fund in the future may carry the right to vote separately on such a conversion. It also is possible that a supermajority of preferred shares could be required to approve a conversion, or that preferred shares may have other rights with respect to a conversion. Any affirmative vote or consent of Common or preferred shares holders shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any preferred shares would need to be redeemed and all or portion of any borrowings may need to be repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through [   ], [ADDRESS], [   ], [ADDRESS], [   ], [ADDRESS], [   ], [ADDRESS], and [   ], [ADDRESS], as lead managers, and [   ], [   ], [   ] and [   ], as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [   ] additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The expenses of the offering are estimated at $[   ] per Common Share and are payable by the Fund. Offering expenses paid by the Fund may include reimbursement to the Adviser or their affiliates for expenses incurred in connection with the offering. The Adviser has agreed to pay all organizational expenses of the Fund and the offering expenses of the Fund (other than the sales load) exceed $[   ] per Common Share.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund has been approved for listing its Common Shares on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “[   ].”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

[The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund’s Plan, and issuances in connection with any preferred shares, each as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.]

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Other Information

The Adviser has agreed to pay to each of [   ], [   ] and [   ], a [   ] fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $[   ], $[   ] and $[   ], respectively. If the overallotment option is not exercised, the [   ] fee paid to [   ], [   ] and [   ] will not exceed [   ]%, [   ]% and [   ]%, respectively, of the total price to the public of the Common Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate [   ]% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of [   ] is [   ]. The principal business address of [   ] is [   ]. The principal business address of [   ] is [   ].

CUSTODIAN AND TRANSFER AGENT

[   ], [ADDRESS] (“[   ]”) is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. [   ] maintains the Fund’s general ledger and computes net asset value per share at least weekly. [   ] also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. [   ] also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

[   ] is the transfer agent and dividend disbursing agent of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York and for the underwriters by [   ], [   ], [   ].

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[   ], [   ], [   ], is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[   ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

[ ] Shares

[ ] Fund

Common Shares

$[ ] per Share

PROSPECTUS

[ ]

[ ], 2012

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated August 3, 2012

STATEMENT OF ADDITIONAL INFORMATION
[ ], 2012

Market Vectors Double Tax-Free Municipal Income Fund
335 Madison Avenue
New York, New York 10017
1.888.MKT.VCTR (658-8287)

          This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus of Market Vectors Double Tax-Free Municipal Income Fund (the “Fund”) dated [   ], 2012, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-[   ]-[   ].

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Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations.

Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal securities pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax (the “AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). For both individual and corporate taxpayers, the American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax for interest on private activity bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net

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revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

State Specific Investments

If the Fund invests 25% or more of its gross assets in any one state (or U.S. territory) the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or U.S. territory). Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates

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and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Insured Obligations

The Fund may purchase municipal obligations insured as to their scheduled payment of principal and interest or municipal obligations that are additionally secured by bank credit agreements or escrow accounts.

The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Fund’s current yield. See Appendix A for a description of the claims-paying ability ratings of S&P and Moody’s. The insurance does not guarantee the market value of the insured obligation. To the extent that securities held by the Fund are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by Moody’s, S&P or Fitch, the value of such securities may be affected.

Credit Quality

While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

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Municipal obligations held by the Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. The Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 30% of the Fund’s investments in municipal obligations and holdings rated below B- by Standard & Poors or Fitch or B3 by Moody’s will be less than 5% of its municipal obligations investments, each at the time of purchase. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix A.

Municipal Leases

The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

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Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

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Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities

Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.]

Zero Coupon Bonds

Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time

8

of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities

New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Inverse Floating Rate Securities

Although it does not currently intend to, the Fund may in the future invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal securities. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal securities held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal securities held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally

9

more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In the Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Fund’s Prospectus under “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

[Floating Rate Securities

The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.]

Credit Derivatives

The Fund may invest in credit default swaps, total return swaps or credit options for hedging and other risk management purposes. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency

10

exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options

Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options

The Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options

The Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations

The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

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Interest Rate Swaps and Forward Rate Contracts

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the counter market.

Illiquid Obligations

At times, a [substantial portion] of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Futures Contracts and Options on Futures Contracts

A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the

12

previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”), the Fund is not subject to regulation as a commodity pool under the CEA.

Asset Coverage

To the extent required by Securities and Exchange Commission (the “SEC”) guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management.

Temporary Investments

Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover

The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

Investment Restrictions

The Fund’s investments objectives and certain investment policies of the Fund are described in this Prospectus. As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder;

(2)

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)

Underwrite the securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

13

(4)

Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(5)

Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(6)

Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; and

(7)

Invest 25% or more of its total assets in any single industry or group of industries; provided, however, that such limitation shall not apply to securities of the U.S. Government or any of its agencies or instrumentalities or municipal securities other than those municipal securities backed only by assets and revenues of non-government issuers.

In regard to restriction (4)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (7), municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. Governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Fund has adopted the following non-fundamental investment policies which may be changed by the Trustees without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not:

1.  Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and

2.  Purchase any securities on margin except as described in the Prospectus and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.  The deposit or payment by the Fund of initial or variation margin in connection with derivatives transactions such as transactions in swaps (including total return swaps), forward contracts and financial futures contracts and options thereon or the Fund’s purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of a security on margin.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Trustees and Officers

          The Board of the Fund consists of [   ] Trustees, [   ] of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). [   ], an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

14

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than [          ], his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: [          ] References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of [ ].
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

15

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

          The Board has an Audit Committee consisting of [ ] Trustees who are Independent Trustees. [ ] currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). [ ] is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

          The Board also has a Nominating and Corporate Governance Committee consisting of [ ] Independent Trustees. [ ] currently serve as members of the Nominating and Corporate Governance Committee. [ ] is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and subcommittees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

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          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than [1]% of the Shares of each Fund.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of [     ], 2012.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Fund Complex

Interested Trustees
None
Noninterested Trustees
None
None
None
None
None
None
None

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan (defined below).

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Compensation

          The Trust pays each Independent Trustee an annual retainer of $[ ], a per meeting fee of $[ ] for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $[ ] for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $[ ], the Chairman of the Audit Committee an annual retainer of $[ ] and the Chairman of the Governance Committee an annual retainer of $[ ]. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended [ ]. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

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Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

Proxy Voting Policy

The Fund is subject to the Van Eck Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

VEAC, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. The Adviser also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by Fund, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and the Adviser, see “Management of the Fund” in the Fund’s Prospectus

VEAC, 335 Madison Avenue, 19th Floor, New York, New York 10017, a registered investment adviser, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. As of [   ], 2012, the Adviser and its affiliates had approximately $[   ] of assets under management[, of which approximately $[  ] billion was in municipal securities].

Pursuant to an investment advisory and administrative agreement (“Advisory Agreement”) between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee for investment advisory services in the amount of [[  ]% of the Fund’s average [daily] Managed Assets.] Accordingly, assuming that the Fund employs leverage up to the maximum of [15]% of Managed Assets, the effective advisory fee borne by Common Shareholders would increase from [  ]% to [  ]% based on assets of $[  ]. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, use of margin borrowing, borrowing through a credit facility or through the purchase of inverse floating rate securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means; all as determined in accordance with generally accepted accounting principals. In approving the Fund’s Advisory Agreement, the Board considered that the fee payable to the Adviser is determined based on the Managed Assets of

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the Fund, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser will increase with the use of leverage. In connection with the Board’s annual review of the Fund’s Advisory Agreement, the Board will consider the Fund’s use of leverage and the conflicts of interest that arise from these activities.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the Advisory Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to [  ], 2014 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Fund or by vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or the Adviser, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Portfolio Managers

James T. Colby III and Michael F. Mazier are the Fund’s portfolio managers at VEAC and have primary responsibility for the day-to-day implementation of the Fund’s investment strategy. The following table shows, as of [  ], 2012, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
James T. Colby III
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

Michael F. Mazier
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

*	In millions of dollars.

**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

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None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of [  ], 2012, [  ] each beneficially owned [  ], of funds in the Van Eck Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Portfolio Manager Compensation.  The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

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Code of Ethics

The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, VEAC employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the VEAC organization and who render investment services to the Fund, and will also compensate all other VEAC personnel who provide research and investment services to the Fund.

Administrative Services

Under the Advisory Agreement, the Adviser is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. The Adviser will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the VEAC organization and who render executive and administrative services to the Fund, and will also compensate all other VEAC personnel who perform management and administrative services for the Fund. The Adviser’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund’s business.

Portfolio Trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by VEAC, the Fund’s investment adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the Fund and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Van Eck funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

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Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the investment adviser’s other clients in part for providing brokerage and research services to the investment adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of either that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer

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through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

To the extent the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits but may do so in the future.

Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Federal Income Tax Matters

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes a shareholder is a U.S. shareholder and holds its shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

The Fund intends to elect to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the

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Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income (which is described below) in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must, and intends to, satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a).

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Fund may invest in municipal obligations subject

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to the alternative minimum tax. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. For both individual and corporate taxpayers, the American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax for interest on certain private activity bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

For taxable years beginning on or before December 31, 2012, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Given the Fund’s investment strategy, it is not expected that any of the Fund’s distributions would be eligible to be designated as qualified dividend income or for the corporate dividends received deduction.

Any recognized gain or income attributable to market discount on any long term-debt obligations (i.e., obligations with a term of more than one year) including long-term tax-exempt municipal obligations purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion. In addition, the Fund will be required to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the market discount bond. If the Fund is required under the market discount rules of the Code to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the market discount bond, then the Fund will be allowed to deduct such interest, in whole or in part, on disposition of such market discount bond.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

It is possible that events occurring after the date of issuance of municipal obligations, or after a Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively. In the course of managing its investments, the Fund may realize some short-term and long-term capital

25

gains (and/or losses) as well as other taxable income. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For individuals and non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income (currently at a maximum of 35%).

For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person’s “net investment income” for the relevant taxable year and (b) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. person’s net investment income will generally include its ordinary dividends and capital gain distributions received from a RIC and net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or

26

realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2012. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion and the discussion in the “Federal Income Tax Matters” section of the prospectus do not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Other Information

The Fund is a Delaware statutory trust. The Declaration of Fund contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Fund also provides that the Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Fund or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Fund and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. If such indemnification is provided, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the Fund itself is unable to meet its obligations. [Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote.] However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

The Declaration of Fund provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Fund protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees

27

and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Fund provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Fund further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares. In conformity with the requirements of Section 16(c) of the 1940 Act the Fund will assist such shareholders by providing information as reasonably requested regarding other Fund shareholders.]

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent Registered Public Accounting Firm

[          ], [ ], [ ], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation and consultation with respect to the preparation of filings with the SEC.

Additional Information

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholder of
[          ] Fund:

We have audited the accompanying statement of assets and liabilities of [          ] Fund (the “Fund”) as of [ ], 2012 and the related statement of operations for the period from [     ], 2012 (date of organization) through [          ], 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of [     ] Fund as of [     ], 2012, and the results of its operations for the period from [     ], 2012 (date of organization) through [     ], 2012, in conformity with accounting principles generally accepted in the United States of America.

[          ], 2012

29

Financial statements

[          ] Fund

STATEMENT OF ASSETS AND LIABILITIES
As of [   ], 2012

ASSETS

Cash		$[ ]
Offering costs		[ ]
Receivable from Adviser		[ ]

Total assets		$[ ]

LIABILITIES

Accrued offering costs		$[ ]
Accrued organizational costs		[ ]

Total liabilities		$[ ]
Net assets applicable to [ ] common shares ($[ ] par value per share) of beneficial interest issued and outstanding		$[ ]

Net asset value and offering price per share	$	[ ]

STATEMENT OF OPERATIONS
Period from [   ], 2012 (date of organization) through [   ], 2012

INVESTMENT INCOME	$	[ ]

EXPENSES
Organization costs		$[ ]
Expense reimbursement		[ ]

Net expenses	$	[ ]

Net investment income	$	[ ]

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Market Vectors Double Tax-Free Municipal Income Fund (the “Fund”) was organized as a Delaware statutory trust on [   ], 2012, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [   ] common shares to Van Eck Associates Corporation, the Fund’s investment adviser (“VEAC” or the “Adviser”).

[The Adviser, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $[   ]. The Adviser, or an affiliate, directly provided certain organizational services to the Fund at no expense.]

The Adviser, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $[   ] per common share. The total estimated fund offering costs are $[   ], of which the Fund would pay $[   ] and the Adviser would pay $[   ] based on such estimate.

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income tax and state personal income tax (but which may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund’s secondary investment objective is preservation of capital. The Fund will invest primarily in [municipal obligations that, at the time of investment, are investment grade quality]. The Fund also may invest a portion of its assets in municipal obligations rated below investment grade quality or unrated securities that the Adviser considers to be of comparable quality. There is no assurance that the Fund will achieve its investment objectives.

The Fund anticipates using leverage for investment purposes, initially by using a credit facility and/or margin borrowings. The Fund will not utilize leverage in excess of [   ]% of its Managed Assets. [Although the Fund has no current intention to do so], the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended. The costs of an offering of preferred shares, borrowings and other forms of leverage would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares, borrowings and other forms of leverage, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ leverage. In this regard, holders of preferred shares do not bear the management fee. Rather, Common Shareholders bear the portion of the management fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Note 2: Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [   ] common shares or $[   ] after taking account of the Fund’s sales load.

Note 3: Investment Advisory and Administration Agreement

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a [monthly] basis, at an annual rate of [[   ]% of gross assets up to $[   ] and [   ]% of gross assets in excess of $[   ] of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.] VEAC also serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund.

31

Note 4: Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable and tax-exempt income, including any net realized gain on investments. As of [   ], 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

32

Appendix A

Description of securities ratings(†)
Moody’s Investors Service, Inc.
Long-Term Debt Securities Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

(†)          The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Investment grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Fitch ratings

Investment grade bond ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

High yield bond ratings

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

EMR: The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure..

Conditional: Where a rating symbol is suffixed with an asterisk (e.g. ‘BBB+*’) or (cat) notation, this indicates that the opinion is conditional. Credit Opinions are not generally intended for publication, and are generally used as input opinions to other rating work. The exact nature of the conditionality should be taken from the qualifications accompanying the credit opinion. The credit opinion may be point-in-time rather than monitored, it may be based on a lower level of information, or it may give an indicative rating level subject to further analysis or to the occurrence of certain events. It may represent an otherwise full analysis that excludes one or more (disclosed) analytical elements, precluding the credit opinion from representing a full rating opinion. In each case, the ‘*’ suffix indicates that the credit opinion is not fully comparable in all regards with published ratings at that level.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

* * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Appendix B

Proxy Voting Policies
[To come]

B-1

[   ] Fund

Statement of Additional Information
[   ], 2012

Investment Adviser and Administrator
Van Eck Associates Corporation
335 Madison Avenue
New York, NY 10017

Custodian
[   ]
[   ]
[   ], [   ] [   ]

Transfer Agent
[   ]
[   ], [   ]
[   ], [   ] [   ]

Independent Registered Public Accounting Firm
[   ]
[   ]
[   ], [   ] [   ]

B-2

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.	Exhibits:

	a.	Charter.

		1.	Certificate of Trust—Filed herewith.

		2.	Declaration of Trust.*

	b.	Bylaws.*

	c.	None.

	d.	Form of Share Certificate.*

	e.	Terms and Conditions of the Dividend Reinvestment Plan.*

	f.	None.

	g.	Investment Advisory Contracts.

		1.	Form of Investment Advisory and Administrative Agreement between Registrant and Van Eck Associates Corporation.*

	h.	Form of Underwriting Agreement.*

	i.	None.

	j.	Form of Custodian Agreement.*

	k.	Other Material Contracts.

		1.	Form of Transfer Agency Services Agreement.*

		2.	Form of Fund Accounting Services Agreement.*

	l.	Opinion and Consent of Dechert LLP.*

	m.	None.

	n.	Consent of Independent Registered Public Accounting Firm.*

	o.	None.

p.	Form of Subscription Agreement.*

q.	None.

r.	Codes of Ethics.

	1.	Code of Ethics of Registrant.*

	2.	Code of Ethics of Van Eck Associates Corporation.*

	3.	Code of Ethics of [Principal Underwriters].*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26. Marketing Arrangements

[To be provided by amendment.]

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$114.60
Financial Industry Regulatory Authority, Inc. Fees	$*
Printing and Engraving Expenses	$*
Legal Fees	$*
Listing Fees	$*
Accounting Expenses	$*
Blue Sky Filing Fees and Expenses	$*
Miscellaneous Expenses	$*
Total	$*

*	To be completed by amendment.

Item 28. Persons Controlled By or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At __________, 2012:

Title of Class	Number of Record Holders

Common Shares, $0.01 par value	*

*	To be completed by amendment.

Item 30. Indemnification

[Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.]

Item 31. Business and Other Connections of Investment Adviser

See “Investment Advisory and Other Services” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of [●].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

	a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

		(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.

that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

	c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.

that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is art of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use; and

	e.	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

		(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)

the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

		(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the

Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 3rd day of August, 2012.

MARKET VECTORS DOUBLE TAX-FREE MUNICIPAL INCOME FUND

By: /s/ Jan F. van Eck

Jan F. van Eck
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Jonathan R. Simon	Initial Trustee	August 3, 2012

Jonathan R. Simon

/s/ Jan F. van Eck	Principal Executive Officer	August 3, 2012

Jan F. van Eck

/s/ John J. Crimmins	Principal Financial Officer	August 3, 2012

John J. Crimmins

EXHIBIT INDEX

a.1.       Certificate of Trust.